                                                                    EXHIBIT 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Amendment No. 2 to Registration Statement on Form S-3 of our report dated May 1, 2003 relating to the financial statements of Listen.Com, Inc., which appears in the Current Report on Form 8-K/A of RealNetworks, Inc., dated September 12, 2003. We also consent to the references to us under the headings "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

San Jose, California
December 8, 2003